                                                                    EXHIBIT 10.2

                    CONDITIONAL WAIVER AND CONSENT AGREEMENT
                    ----------------------------------------


                  This Conditional Waiver and Consent Agreement (the "AGREEMENT"), dated as of May 11, 2005, is entered into by and among Motient Corporation, a Delaware corporation ("MOTIENT"), Motient Ventures Holding Inc., a Delaware corporation ("MOTIENT SUB" and, together with Motient, the "MOTIENT ENTITIES") and each other party named on the signature pages hereto (collectively, the "OTHER MSV INVESTORS").

                                    RECITALS
                                    --------

                  WHEREAS, certain parties to this Agreement are stockholders of Mobile Satellite Ventures GP Inc., a Delaware corporation, the general partner ("GENERAL PARTNER") of Mobile Satellite Ventures LP, a Delaware limited partnership ("MSV LP"), and limited partners of MSV LP.

                  WHEREAS, certain parties to this Agreement are parties to (i) the Amended and Restated Limited Partnership Agreement of MSV LP, dated as of November 12, 2004, by and among General Partner and the limited partners named therein, as amended (the "PARTNERSHIP AGREEMENT"), (ii) the Amended and Restated Stockholders' Agreement, dated November 12, 2004, by and among the stockholders of General Partner (the "STOCKHOLDERS' AGREEMENT"), (iii) the First Amended and Restated Investment Agreement, dated as of August 8, 2003, by and among MSV LP and the stockholders of the General Partner (the "INVESTMENT AGREEMENT"), (iv) the Voting Agreement, dated as of November 12, 2004, by and among certain of the stockholders of the General Partner (the "VOTING AGREEMENT"), and (v) the Second Amended and Restated Parent Transfer/Drag Along Agreement, dated as of November 12, 2004, by and among the stockholders of the General Partner and their related entities named therein (the "PARENT AGREEMENT", and together with the Partnership Agreement, the Stockholders' Agreement, the Voting Agreement and the Investment Agreement, the "JV AGREEMENTS").

                  WHEREAS, on the date hereof MSV LP will distribute all of the shares of common stock, par value $0.001 per share, of TerreStar Networks Inc. ("TERRESTAR STOCK"), a Delaware corporation ("TERRESTAR"), owned by it to its limited partners (or their affiliates) on a pro rata basis and Motient Sub will purchase 8,190,008 shares of TerreStar Stock for aggregate consideration of $200,000,000.00 (the "MOTIENT SUB FINANCING").

                  WHEREAS, it is a condition precedent to the consummation of the Motient Sub Financing that the MSV LP limited partners waive certain rights and consent to such transaction (the "TERRESTAR WAIVER AND CONSENT") pursuant to the TerreStar Securityholders' Agreement, dated as of December 20, 2004, by and among TerreStar, MSV LP and certain other parties named therein (the "EXISTING SECURITYHOLDERS' AGREEMENT").

                  WHEREAS, it is also a condition precedent to the consummation of the Motient Sub Financing that the Existing Securityholders' Agreement be terminated and the following agreements, among others, be entered into on the date hereof: (i) a Stockholders' Agreement, by and among the stockholders of TerreStar (the "NEW TERRESTAR STOCKHOLDERS' AGREEMENT"), (ii) a Third Amendment to the Pledge and Guarantee Agreement, by and among TMI Communications Delaware, Limited Partnership and the parties listed on Schedule 1 thereto (the "THIRD AMENDMENT," and the Pledge and Guarantee Agreement as amended by such Third Amendment, the "NEW PLEDGE AGREEMENT") and (iii) a Parent Transfer/Drag Along Agreement, by and among the stockholders of TerreStar and their related entities named therein (the "NEW TERRESTAR PARENT AGREEMENT," and, together with the New TerreStar Stockholders' Agreement and the New Pledge Agreement, the "NEW TERRESTAR DOCUMENTS").

                  WHEREAS, the Other MSV Investors intend, at some future date, that there may occur a transaction or series of transactions involving the consolidation of control, directly or indirectly (by transfer of ownership or through contract), of units of limited partnership interest in MSV LP ("MSV LP UNITS") and shares of common stock, par value $0.01 per share, of the General Partner ("GP SHARES"), owned by MSV Investors, L.L.C. ("MSV INVESTORS") and TMI Communications Delaware, Limited Partnership ("TMI SUB") (or their respective affiliates), and which also may involve the consolidation of control (by transfer of ownership or through contract) of (i) shares of TerreStar Stock owned by MSV Investors and TMI Sub (or their respective affiliates) and/or (ii) MSV LP Units, GP Shares, TerreStar Stock and/or outstanding employee options granted under an employee option plan of MSV LP (the "MSV OPTIONS") owned or held by any member of the Columbia/Spectrum Investor Group (and/or the Spectrum Entities (as such term is defined in the New TerreStar Stockholders' Agreement) if such entities cease to be members of the Columbia/Spectrum Investor Group), the Limited Holders, the TSTR Group (or their respective affiliates) (each as defined in the New TerreStar Stockholders' Agreement) and/or the Limited Investors (as defined in the Stockholders' Agreement) (or their affiliates), into the Roll-Up Entity (as defined below) (the "SECOND TRANSACTION," provided, that should any such consolidation of control occur other than by way of a direct or indirect transfer of ownership (and all rights associated therewith) in the shares of TerreStar Stock, or the MSV LP Units and GP Shares, the transaction or series of transactions giving rise to such consolidation of control shall be deemed to fall within this definition of "Second Transaction" only if any and all rights and obligations of the Roll-Up Entity and any Other MSV Investor party to such transaction or transactions under any of the TerreStar Documents or the JV Agreements, as applicable, are allocated among the Roll-Up Entity and such Other MSV Investor. For the purposes of this Agreement, "ROLL-UP ENTITY" shall mean a single entity or group of related entities that will acquire direct or indirect ownership or control of any shares of TerreStar Stock, MSV LP Units, GP Shares or MSV Options pursuant to the Second Transaction, and any person to whom the Roll-Up Entity transfers MSV LP Units and GP Shares pursuant to Section 8.2(c)(i) or Section 8.2(c)(ii) of the Stockholders' Agreement, or shares of TerreStar Stock pursuant to Section 8.2(b)(ii) or Section 8.2(b)(iii) of the New TerreStar Stockholders' Agreement.

                  WHEREAS, on February 9, 2005, the Motient Entities and their affiliates acquired direct and indirect ownership of certain MSV LP Units and GP Shares, by way of a merger of Telcom Satellite Ventures Inc. and Telcom Satellite Ventures II, Inc. with and into a Motient Entity, and by way of the purchase of shares of Spectrum Space Equity Investors IV, Inc., Spectrum Space IV Parallel, Inc., Spectrum Space IV Managers, Inc., Columbia Space (QP), Inc., Columbia Space (AI), Inc. and Columbia Space Partners, Inc. (the "FEBRUARY TRANSACTION");

                  NOW, THEREFORE, in consideration of the agreements contained herein and for other good and valuable consideration (including, but not limited to, the MSV LP limited partners' willingness to provide the TerreStar Waiver and Consent with respect to the Motient Sub Financing and enter into the New TerreStar Documents), the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. CONSENT.

                  (a) Subject to (i) the satisfaction of the conditions set forth in Section 3 hereof and (ii) the consummation of the Motient Sub Financing, the Motient Entities hereby consent, on behalf of themselves, their affiliates and on behalf of any other stockholder of the General Partner or limited partner of MSV LP in which they or their affiliates hold an ownership interest (and on behalf of any transferee or successor of the foregoing), to the extent of such stock or partnership ownership interest (collectively, the "MOTIENT RELATED PARTIES"), for the purposes of the JV Agreements and the TerreStar Documents, to the entry into, and consummation of, the Second Transaction. For purposes hereof, TSTR Investors, LLC and Dr. Rajendra Singh shall not constitute Motient Related Parties.

                  (b) The Other MSV Investors hereby ratify and consent, on behalf of themselves, their affiliates and on behalf of any other stockholder of the General Partner or limited partner of MSV LP in which they or their affiliates hold an ownership interest (and on behalf of any transferee or successor of the foregoing), to the extent of such stock or partnership ownership interest (collectively, the "OTHER MSV INVESTOR RELATED PARTIES"), to the entry into, and consummation of, the February Transaction. The Other MSV Investors hereby waive, on behalf of the Other MSV Investors Related Parties, solely in connection with the consummation of the February Transaction, (i) the restriction on the ability to sell or otherwise dispose of GP Shares pursuant to
Section 7 of the Stockholders' Agreement applicable to the stockholders that sold or otherwise disposed of their GP Shares pursuant to the February Transaction; (ii) their rights of first refusal pursuant to Section 8.2 of the Stockholders' Agreement (and incorporated into the Partnership Agreement pursuant to Section 9.1 thereof and into the Parent Agreement pursuant to
Section 8 thereof), including, without limitation, their rights to notice and their right to purchase GP Shares and MSV LP Units that were sold or otherwise disposed of pursuant to the February Transaction; (iii) their tag-along rights pursuant to Section 8.2 of the Stockholders' Agreement (and incorporated into the Partnership Agreement pursuant to Section 9.1 thereof and into the Parent Agreement pursuant to Section 8 thereof), including, without limitation, their rights to notice and their right to require the purchase of their GP Shares and MSV LP Units as part of the February Transaction; and (iv) covenant and agree not to challenge or otherwise seek to limit or set aside the February Transaction on the basis of any of the foregoing rights, restrictions or privileges. The ratification and consent set forth in this Section 1(b) is based on the Other MSV Investors' understanding that no Motient Entity violated the ownership limitation set forth in Section 8.6 of the Stockholders' Agreement in connection with the February Transaction and shall not be deemed to be a ratification of, or consent to, any waiver of the ownership limitation set forth in Section 8.6 of the Stockholders' Agreement in connection with the consummation of the February Transaction. In addition, the ratification and consent set forth in this Section 1(b) is based solely on the Other MSV Investors' review of the Motient Transaction Agreements (as defined in the New TerreStar Stockholders' Agreement) and on the representation that the Motient Transaction Agreements are the only material documents and agreements related to the February Transaction.

         2. WAIVER. Subject to (a) the satisfaction of the conditions set forth in Section 3 hereof and (b) the consummation of the Motient Sub Financing, the Motient Entities hereby waive, on behalf of the Motient Related Parties, solely in connection with the consummation of the Second Transaction, (i) the restriction on the right of the stockholders (as defined in the Stockholders' Agreement) to transfer their rights to designate the directors of the General Partner pursuant to Section 6 of the Stockholders' Agreement; (ii) the restriction on the stockholders' ability to sell, assign, transfer, pledge, encumber, hypothecate, mortgage or otherwise dispose of their GP Shares pursuant to Section 7 of the Stockholders' Agreement; (iii) their rights of first refusal pursuant to Section 8.2 of the Stockholders' Agreement (and incorporated into the Partnership Agreement pursuant to Section 9.1 thereof and into the Parent Agreement pursuant to Section 8 thereof), including, without limitation, their rights to notice and their right to purchase GP Shares and MSV LP Units; (iv) their tag-along rights pursuant to (x) Section 8.2 of the Stockholders' Agreement (and incorporated into the Partnership Agreement pursuant to Section
9.1 thereof and into the Parent Agreement pursuant to Section 8 thereof), including, without limitation, their rights to notice and their right to require the purchase of their GP Shares and MSV LP Units and (y) Section 8.2 of the New TerreStar Stockholders' Agreement (and incorporated into the TerreStar Parent Agreement pursuant to Section 4 thereof), including, without limitation, their rights to notice and their right to purchase shares of TerreStar Stock; (v) the ownership restrictions which limit ownership of GP Shares or MSV LP Units to 49% pursuant to Section 8.6 of the Stockholders' Agreement (and incorporated into the Partnership Agreement pursuant to Section 9.1 thereof) and Section 2.01(c) of the Voting Agreement (as defined below), insofar as such restrictions relate to any of the Other MSV Investors; and (vi) any other rights or privileges pursuant to any of the JV Agreements, the TerreStar Documents and the Motient Transaction Agreements (as defined in the New TerreStar Stockholders' Agreement) which would otherwise prohibit, limit, restrict or interfere with the consummation of the Second Transaction.

         3. CONDITIONS. The consent set forth in Section 1(a) hereof and the waiver set forth in Section 2 hereof shall remain effective subject to the satisfaction of the following conditions upon the consummation of the Second
Transaction:

                  (a) OWNERSHIP OF ROLL-UP ENTITY. Immediately following the Second Transaction, either (i) one of the Other MSV Investors shall be the Roll-Up Entity or (ii) all of the equity interests in the Roll-Up Entity shall be beneficially owned by one or more of the Other MSV Investors or a Control Party (as such term is defined in the New Stockholders' Agreement) of such Other MSV Investor.

                  (b) CONSENT RIGHTS. The Stockholders' Agreement shall be amended such that it provides the Motient Entities with the rights set forth in
Section 2.01 (other than Section 2.01(c)) of the Voting Agreement, dated as of November 12, 2004 (the "VOTING AGREEMENT"), by and among certain stockholders of the General Partner and certain limited partners of MSV LP (with such changes as are necessary or reasonable to give effect to the Second Transaction and, so far as the consent rights relate to drag along transactions, amended in a manner consistent with the fair market value limitations in Section 3(c) hereof). In addition, the Stockholders' Agreement shall be amended to provide the Motient Entities with the right to consent (such consent not to be unreasonably withheld) to any grant of a license of the intellectual property owned by ATC Technologies LLC to third parties for the purpose of developing, operating, providing, implementing, or maintaining any communications system or network not making use of L-band spectrum or S-band spectrum; provided, that such consent right shall terminate when the Motient Entities cease to own at least 25% of the outstanding MSV LP Units.

                  (c) JV AGREEMENTS. The JV Agreements (and any related, incidental or ancillary documents) shall be amended as may be necessary or reasonable to provide the Motient Entities with the rights contained in such agreements that would be customarily referred to as "minority protection" provisions which are substantively and economically the same as the rights currently held by any of the stockholders of General Partner and the limited partners of MSV LP under the JV Agreements and "minority protection" provisions which are substantively and economically the same as the rights granted under the New TerreStar Stockholders' Agreement. Notwithstanding the foregoing, the JV Agreements shall be amended to provide that the Motient Entities shall have the right to consent to a drag-along transaction, other than a drag along transaction at fair market value (as determined using a methodology that is the same as that provided in Section 8.4(b) of the New TerreStar Stockholders' Agreement), initiated by any party other than the Motient Entities in accordance with such JV Agreements.

                  (d) ROLL-UP ENTITY CHANGE OF CONTROL. The JV Agreements shall be amended such that they provide the Motient Entities with rights in the event of a change of control of the Roll-Up Entity, other than among the stockholders of the Roll-Up Entity immediately following the consummation of the Second Transaction, substantially the same as those rights conferred on entities other than Motient Entities in Section 8.5(c) of the New TerreStar Stockholders' Agreement in respect of a change of control of Motient.

                  (e) BOARD REPRESENTATION. The JV Agreements shall be amended such that they provide the Motient Entities with the right to designate a number of directors to the board of directors of the General Partner that is proportionate to its holdings in the General Partner.

         4. COVENANTS.

                  (a) The Motient Entities hereby agree on behalf the Motient Related Parties, not to directly or indirectly seek to increase their direct or indirect percentage ownership or control of MSV LP or the General Partner for a period of eighteen (18) months following the consummation of the Motient Sub Financing, provided, however, that except with respect to the MSV LP Options and the MSV LP Units issued upon the exercise of the MSV Options owned by the Limited Investors, the foregoing agreement will expire upon consummation of the Second Transaction.

                  (b) The Other MSV Investors hereby agree that they will not make any offer, directly or indirectly, to Option Holders (as defined in the New TerreStar Stockholders' Agreement) to acquire (by way of exchange or otherwise) any Options (as defined in the New TerreStar Stockholders' Agreement) (or the TerreStar Stock issuable or issued upon the exercise of such Options) until January 1, 2006. If any of the Motient Entities makes an offer during such period to acquire the Options, the Motient Entities agree that such offer shall be made to all Option Holders and the terms of any such offer shall include a condition that the vesting schedule of such Options revert to the vesting schedule in effect on the date of this Agreement (instead of being accelerated in connection with the consummation of the Motient Sub Financing). In structuring any such offer, the Motient Entities agree that they shall seek, to the extent reasonably possible, to minimize tax consequences for Option Holders, and that they shall comply with applicable securities laws.

         5. MISCELLANEOUS.

                  (a) SECOND TRANSACTION. Notwithstanding anything herein to the contrary, nothing in this Agreement shall be deemed to bind or commit any of the Other MSV Investors (other than any Motient Related Party) to consummate the Second Transaction and nothing herein shall constitute a waiver or consent under any of the JV Agreements by any of the Other MSV Investors (other than any Motient Related Party) with respect to the Second Transaction.

                  (b) TERM. This Agreement, and the obligations of the parties hereunder, shall expire on such date that is 24 months following the date of this Agreement.

                  (c) AMENDMENTS. This Agreement, and the rights and obligations of the parties hereto may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely) or amended if and only if such waiver or amendment is consented to in writing by the parties hereto.

                  (d) GOVERNING LAW. This Agreement shall be governed in all respects by the law of the State of New York as such law is applied to agreements between New York residents entered into and performed entirely in the State of New York, without regard to the conflict of laws provisions hereof.

                  (e) SUCCESSORS AND ASSIGNS. The provisions hereof shall be binding upon the transferees, successors, assigns, heirs, executors and administrators of the parties hereto.

                  (f) SEVERABILITY. In case any provisions of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby; provided, that no such severability shall be effective if it materially and adversely affects the economic benefit of this Agreement to any party hereto.

                  (g) NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day,
(c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to each party at the address previously provided by such party.

                  (h) EQUITABLE RELIEF. Each party agrees that if it fails to perform its obligations under this Agreement for any reason whatsoever, the other parties hereto shall be entitled to specific performance and injunctive or other equitable relief, and each party hereby further agrees to waive any requirement for the securing or posting of any bond in connection with the obtaining of any injunctive or other equitable relief. This provision is without prejudice to any other rights that the other parties to this Agreement may have against any other party for any failure to perform its obligations under this Agreement.

                  (i) FURTHER ASSURANCES. Each party shall at any time and from time to time promptly execute and deliver to the other parties such further instruments, consents and other documents and take such further action as such other parties may reasonably require (including, without limitation, in the case of the Motient Entities, causing the GP Shares held by Motient Sub to be voted, and causing Motient Sub's designee to the board of directors of the General Partner to vote, in favor of such stockholder or board resolutions, as the case may be, as are necessary to give effect to or facilitate the Second Transaction) in order to carry out the full intent and purpose of this Agreement.

                  (j) NON-CIRCUMVENTION. The Motient Entities agree, on behalf of the Motient Related Parties, that they shall not, and shall not permit or encourage any third party to, directly or indirectly, take any action or omit to take any action where such action or omission is intended or would reasonably be expected to result in the circumvention or avoidance by the Motient Entities of the respective consents, waivers, covenants or the intent of this Agreement or otherwise seek to impede or frustrate the Second Transaction.

                  (k) INTERPRETATION. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement. All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as to the identity of the parties hereto may require.

                  (l) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

                  (m) ENTIRE AGREEMENT. This Agreement constitutes the full and entire understanding and agreement among the parties with regard to the subject matter hereof and supersedes any and all prior and contemporaneous agreements or understandings, whether expressed or implied, written or oral, between or among the parties with respect to such subject matter. No party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.

              [THE REMAINDER OF THE PAGE LEFT INTENTIONALLY BLANK.]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered effective as of the date first above written.



                                          MOTIENT CORPORATION


                                          By:  /S/ Christopher Downie
                                               ---------------------------------
                                               Name:  Christopher Downie
                                               Title: Executive Vice President

                                          MOTIENT VENTURE HOLDINGS INC.


                                          By:  /S/ Christopher Downie
                                               ---------------------------------
                                               Name:  Christopher Downie
                                               Title: Executive Vice President

                                          TMI COMMUNICATIONS AND COMPANY,
                                          LIMITED PARTNERSHIP

                                          By:  TMI COMMUNICATIONS INC.,
                                               Its General Partner


                                          By: /S/ Larry Boisvert
                                               ---------------------------------
                                              Name:  Larry Boisvert
                                              Title: President

                                          By: /S/ Ted Ignacy
                                               ---------------------------------
                                              Name:  Ted Ignacy
                                              Title: Vice President, Finance


                                          TMI COMMUNICATIONS DELAWARE, LIMITED
                                          PARTNERSHIP

                                          By: 3924505 CANADA INC., Its General
                                              Partner

                                          By:  /S/ Richard O'Reilly
                                               ---------------------------------
                                              Name:  Richard O'Reilly
                                              Title: President


          [SIGNATURE PAGE TO CONDITIONAL WAIVER AND CONSENT AGREEMENT]

                                          TSTR INVESTORS, LLC


                                          By:  /S/ Rajendra Singh
                                               ---------------------------------
                                               Name:  Rajendra Singh
                                               Title:




          [SIGNATURE PAGE TO CONDITIONAL WAIVER AND CONSENT AGREEMENT]

                                        SPECTRUM SPACE EQUITY INVESTORS IV, INC.


                                        By:    /S/ Kevin J. Maroni
                                               --------------------------------
                                        Name:  Kevin J. Maroni
                                        Title: General Partner


                                        SPECTRUM SPACE IV PARALLEL, INC.


                                        By:    /S/ Kevin J. Maroni
                                               --------------------------------
                                        Name:  Kevin J. Maroni
                                        Title: General Partner


                                        SPECTRUM SPACE IV MANAGERS, INC.


                                        By:    /S/ Kevin J. Maroni
                                               --------------------------------
                                        Name:  Kevin J. Maroni
                                        Title: General Partner



          [SIGNATURE PAGE TO CONDITIONAL WAIVER AND CONSENT AGREEMENT]

                                         COLUMBIA SPACE (QP), INC.


                                         By:    /S/ Donald A. Doering
                                                --------------------------------
                                         Name:   Donald A. Doering
                                         Title:  Treasurer


                                         COLUMBIA SPACE (AI), INC.


                                         By:    /S/ Donald A. Doering
                                                --------------------------------
                                         Name:   Donald A. Doering
                                         Title:  Treasurer


                                         COLUMBIA SPACE PARTNERS, INC.


                                         By:    /S/ Donald A. Doering
                                                --------------------------------
                                         Name:   Donald A. Doering
                                         Title:  Treasurer


                                         SKYTERRA COMMUNICATIONS, INC.


                                         By:  /S/ Jeffrey A. Leddy
                                              ----------------------------------
                                                  Name: Jeffrey A. Leddy
                                                  Title: Chief Executive Officer


                                         MSV INVESTORS, L.L.C.


                                         By:  /S/ Jeffrey A. Leddy
                                              ----------------------------------
                                                  Name: Jeffrey A. Leddy
                                                  Title: Chief Executive Officer



          [SIGNATURE PAGE TO CONDITIONAL WAIVER AND CONSENT AGREEMENT]